UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) September 17, 2004.
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                            GENESIS BIOVENTURES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


         New  York                     000-30252                 98-0163232
 ----------------------------         -------------          -------------------
(State or other jurisdiction          (Commission               (IRS Employer
   of  incorporation)                 File  Number)          Identification No.)

              1A-3033 King George Hwy., Surrey, BC, Canada V4P 1B8
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (604) 542-0820
                            -------------------------
               Registrant's telephone number, including area code

                                      None
               --------------------------------------------------
                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR  230.425)
[  ]  Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)
[  ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
      Exchange  Act  (17  CFR  240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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     Item  1.01.  Entry  Into  Material  Definitive  Agreement

     Genesis Bioventures, Inc. (the "Company" or "GBI") and Corgenix Medical Corporation ("Corgenix") have agreed to an extension to the existing Amended and Restated Agreement and Plan of Merger between the two companies extending the closing date to on or before February 28, 2005. The final form of the extension has not been determined and will be filed upon execution.

     Item  3.02.  Unregistered  Sale  of  Equity  Securities

     The Company previously disclosed a private placement of up to $3,000,000 of the Company's securities and on March 24, 2004 the Company filed an 8-K relating to the sale and issuance of $2,315,000 of such securities.

     On September 17, 2004 a further private placement in the amount of $75,000 was received by the Company pursuant to which the Company sold 375,000 shares of common stock and three year warrants to purchase an additional 375,000 shares of common stock exercisable at $0.30 per share. The issuance of these securities was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 and Rule 506 promulgated thereunder. No general solicitation or advertising was made in connection with the offering and the offering was made to only one accredited investor who is an existing shareholder in the Company with access to all material information regarding the Company.

     The funds from this private placement will be added to general operating funds used by the Company to continue its current business activities and to complete the proposed merger with Corgenix.

     Item  9.01.  Financial  Statements  and  Exhibits

(c)     Exhibits.

4.1.1 Form of Warrant issued by the Company to the Purchaser in the Private Placement


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GENESIS  BIOVENTURES,  INC.
                                      (Registrant)

Dated:  September  23,  2004          By   /s/  E.  Greg  McCartney
                                           ---------------------------------
                                           E.  Greg  McCartney
                                           Chairman  and  CEO


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